Exhibit 99.1
Mainland Resources, Inc. 17314 SH 249, Suite 306 Houston, Texas 77064 info@mainlandresources.com
NEWS RELEASE _______________________________________________________________________

MAINLAND RESOURCES, INC. RETAINS AGORACOM INVESTOR RELATIONS

HOUSTON - March 30, 2010 - Mainland Resources, Inc. (the "Company") (OTCBB: MNLU, Frankfurt 5MN) announces it has retained the services of AGORACOM Investor Relations ("AGORACOM") (http://www.agoracom.com) to provide online investor relations services, a Web 2.0 social network for current shareholders and Tier-1 awareness through the world's biggest websites (by number of page visits) for the purpose of attracting new shareholders.

ONLINE INVESTOR RELATIONS MAXIMIZES SPEED, TRANSPARENCY AND ACCESS TO COMPANY

In response to overwhelming data representing the online research and communications habits of small-cap investors, Mainland Resources has turned the primary focus of its investor relations to the web via AGORACOM to facilitate faster, better and more accessible communications with both current and prospective shareholders around the world.

Effective April 7, 2010, a customized and monitored Mainland Resources IR HUB will be available on AGORACOM at (http://agoracom.com/ir/mainlandresources ). The IR HUB will allow Mainland Resources to communicate with all investors simultaneously, anytime and in near real-time through our electronic shareholder forum. This HUB will provide Mainland Resources management with the ability to extend communications beyond text via audio messages, video presentations, webcasts and podcasts. In addition to traditional e-mail, investors will also have the ability to receive all communications via RSS feed.

LAUNCH OF MAINLAND RESOURCES SHAREHOLDER COMMUNITY

The Mainland Resources IR HUB propels the Company into the forefront of Web 2.0 investor relations by providing investors with two very important functions. First, a monitored discussion forum for the purposes of constructive and high-quality discussion amongst investors that is free of spam, profanity and misinformation. Second, a social network that provides investors with the ability to create extensive profiles that include photos, bios, video messages to fellow investors, a rating system and other important items to create a closer bond between our shareholders.

TIER-1 EXPOSURE AND AWARENESS

As an exclusive provider of Small-Cap news and information to Tier 1 sites such as Globe Investor, Yahoo Finance Canada, AOL Finance Canada and BlackBerry devices, AGORACOM will provide significant financial media coverage of all newsworthy Mainland Resources press releases for the purposes of attracting new and prospective shareholders.

Mike Newport, President and CEO of Mainland Resources states, "I believe the time has now come to significantly increase our communications with both existing shareholders and the massive online small-cap community of investors that are searching for their next great investment. I strongly encourage our shareholders to begin taking advantage of our new online IR system, which demonstrates we are a fully accessible organization with a great story to tell."

For all future Mainland Resources investor relations needs, investors are asked to visit our IR Hub at http://agoracom.com/ir/mainlandresources where they can post questions and receive answers within the same day, or simply review questions and answers posted by other investors. Investors are, however, reminded that Mainland Resources is subject to Regulation FD, promulgated by the Securities and Exchange Commission, which prohibits selective disclosure of material, non-public information about the Company and its affairs.

About AGORACOM

AGORACOM Investor Relations (http://www.AgoracomIR.com) is North America's largest online investor relations firm for small-cap companies. We have partnered with the world's biggest Internet companies, including Yahoo, Globe Investor, AOL, Google and BlackBerry to market our clients to a massive audience of new small-cap investors. We have served over 300 companies since 1997.

AGORACOM (http://www.Agoracom.com) is North America's only small-cap community built to serve the needs of serious small-cap and micro-cap investors. No rumours, profanity, stock bashing or hyping. Our traffic ranking is above the top 0.5% of all websites around the world.

About Mainland Resources, Inc.

Mainland Resources is a junior company engaged in the exploration and development of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

Symbol:    MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N
Contact:   Investor Relations (USA)
                 Toll-Free North America +1-877-662-3668

                 Investor Relations (Europe)
                 Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE INCLUDE THOSE RELATED TO THE COMPANY'S EXPECTATION THAT AGORACOM WILL INCREASE INVESTOR AWARENESS ABOUT OUR COMPANY. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH INVESTOR INTEREST IN JUNIOR OIL AND GAS COMPANIES, AS WELL AS RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ON FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.